Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment No. 3 to the License and Collaboration Agreement

This Amendment No. 3 to the License and Collaboration Agreement by and between Rigel Pharmaceuticals, Inc. (“Rigel”), and Eli Lilly and Company (“Lilly”), is made and entered into as of the last signature to this Amendment No. 3 (the “Amendment No. 3 Effective Date”).  Rigel and Lilly are each sometimes referred to individually as a “Party” and collectively as the “Parties.”

Whereas, Rigel and Lilly entered into the License and Collaboration Agreement effective February 18, 2021, as amended September 28, 2023, and as further amended March 11, 2024 (the “Agreement”), and

Whereas, Rigel and Lilly desire to amend certain provisions in Article 3 and Article 8 of the Agreement [***].

Now therefore, in consideration of the premises and of the covenants contained herein and, in the Agreement, the Parties hereto mutually agree to the following:

AGREEMENT

A)	Section 3.4(b)(iv) of the Agreement is hereby deleted and replaced in its entirety with the following:

In the case of Rigel Rxxx Continuation or Lilly Rxxx Continuation, not later than [***], Rigel (in the case of Rigel Rxxx Continuation) or Lilly (in the case of Lilly Rxxx Continuation) shall provide the other Party, through the JSC, with a data package containing the results generated in connection with such Rigel Rxxx Continuation or Lilly Rxxx Continuation, as the case may be (the “Rxxx Continuation Data Package”). Within [***] after receipt of the Rxxx Continuation Data Package (such period, the “Secondary Rxxx Election Period”), Lilly may elect Rxxx Acceptance by giving Rigel an Rxxx Acceptance Notice. If, as of Rxxx Acceptance, Rxxx has not been designated pursuant to Section 3.4(a) (CNS Penetrant Lead Identification) or the JSC thereafter decides to designate an alternative RIP1 Inhibitor as Rxxx, then the JSC shall designate a RIP1 Inhibitor as Rxxx for purposes of this Agreement in connection with such Rxxx Acceptance.

B)	Section 3.4(c)(i) of the Agreement is hereby deleted and replaced in its entirety with the following:

Following a Lilly Rxxx Continuation, during the period beginning on such Lilly Rxxx Continuation until [***], Lilly shall use Commercially Reasonable Efforts to conduct the activities allocated to Lilly under the CNS Penetrant Development Plan with respect to the Development of CNS Penetrants up through completion of the first GLP toxicology study for Rxxx.

C)	Section 8.2(b) of the Agreement is hereby deleted and replaced in its entirety with the following:

(b) CNS Penetrant Products.

(i)  Lilly shall make the following [***] milestone payment to Rigel for [***] CNS Penetrant Product

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which the corresponding milestone has been met:

Milestone EventMilestone Payment

[***][***]

[***]

(ii) Lilly shall make each of the following milestone payments to Rigel for each CNS Penetrant Product to achieve the corresponding milestone event for the applicable Indication for which such milestone event has been met.

Milestone Event	Milestone Payment
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

E)  Unless as specifically modified by this Amendment No. 3, all other terms and conditions of the Agreement shall continue in full force and effect. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement. Unless specified to the contrary, references to Articles and Sections mean the Articles or Sections of the Agreement (and not this Amendment No. 3).

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G)  This Amendment No. 3 may be executed in counterparts, each of which shall be deemed original, but all of which will constitute one and the same instrument.

[Signature page to follow]

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In witness whereof, the Parties have executed this Amendment No. 3 as of the Amendment No. 3 Effective Date.

Rigel Pharmaceuticals, Inc. By: /s/ Raymond J. Furey Name: Raymond J. Furey Title: Executive Vice President, General Counsel and Corporate Secretary Date: August 28, 2025	Eli Lilly and Company By: /s/ David A. Ricks Name: David A. Ricks Title: Chair and Chief Executive Officer Date: August 26, 2025

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